USA GROUP SECONDARY MARKET SERVICES, INC.
SMS Student Loan Trust 2000-A
QUARTERLY SERVICING REPORT
Interest Period July 28, 2000 through October 29, 2000
Collection Period July 1, 2000 through September 30, 2000

I. DEAL PARAMETERS
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A. Total Student Loan Portfolio Outstanding        June 30, 2000           Activity         September 30, 2000
i. Portfolio Balance                              $ 1,149,676,400.02       $ 373,623.40     $ 1,150,050,023.42

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B. Other Portfolio Statistics                      June 30, 2000           Activity         September 30, 2000
i. Weighted Average Collateral Interest Rate            7.74%                0.58%              8.33%
ii. Weighted Average Collateral Remaining Term         146.65                0.91              147.56
iii. Number of Loans                                  272,410                (993)            271,417
iv. Number of Accounts                                154,526              (3,394)            151,132
v.  Average Account Size                             7,440.02               169.55          $7,609.57
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C. Notes and Certificates        CUSIP            Spread to Index       June 30, 2000       September 30, 2000
i Class A-1 Notes              784582AZ1               0.11%             $ 309,250,000.00       $ 309,250,000.00
ii. Class A-2 Notes            784582BA5               0.19%             $ 848,750,000.00       $ 848,750,000.00
iii. Subordinate Notes         784582BB3               0.55%              $ 42,000,000.00       $  42,000,000.00
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iv. Total Note Balance                                                 $ 1,200,000,000.00     $ 1,200,000,000.00
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D. Reserve Account                                 June 30, 2000
i. Required Reserve Account Percentage                     0.250%
ii. Reserve Account Initial Deposit ($)            $ 3,000,000.00
iii. Specified Reserve Account Balance                     0.125%
iv. Reserve Account Floor Amount ($)               $ 1,500,000.00
v. Current Reserve Account Balance                 $ 3,000,000.00
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E. Other Account Balances                          June 30, 2000
i. Collateral Reinvestment Account                 $ 11,952,029.15
ii. Collections Account                            $ -
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II. INPUTS FROM PREVIOUS QUARTERLY SERVICER REPORTS
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(A) Total Outstanding Bond Balance                                                                               $1,200,000,000.00
(B) Total Bond Factor                                                                                                   1.00000000
(C) Pool Balance                                                                                                 $1,149,676,400.02
(D) Pool Factor                                                                                                         1.98426927
(E) Senior Notes
      (i) Note Balance                                                                                           $1,158,000,000.00
      (ii) Note Pool Factor                                                                                             1.00000000
      (iii) Principal Shortfall                                                                                              $0.00
(F) Subordinate Notes
      (i) Note Balance                                                                                              $42,000,000.00
      (ii) Note Pool Factor                                                                                             1.00000000
      (iii) Principal Shortfall                                                                                              $0.00
(G) Cumulative Defaults, This Year                                                                                   $9,244,091.64
(H) Cumulative Defaults to Date                                                                                      $9,244,091.64
(I) Senior Noteholders' Interest Carryover Shortfall                                                                         $0.00
(J) Senior Noteholders' Interest T-Bill Carryove(This can only be paid quarterly, after parity has been reached.)            $0.00
(K) Subordinate Noteholders' Interest Carryover Shortfall                                                                    $0.00
(L) Subordinate Noteholders' Interest T-Bill Car(Thisrcan only be paid quarterly, after parity has been reached.)            $0.00
(M) Draw from Current Period's Collection Account in Prior Periods                                                           $0.00
(N) Reserve Account Balance                                                                                          $3,000,000.00
(O) Collateral Reinvestment Account Balance                                                                         $11,952,029.15
(P) Collections Account Balance                                                                                              $0.00

III. INPUTS FOR SERVICING, ADMININSTRATIVE AND CONSOLIDATION REBATE FEES
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(A) Unpaid Servicing Fees (Monthly)                                                                                          $0.00
(B) Unpaid Administration Fees (Monthly)                                                                                     $0.00
(C) Unpaid Servicing Fee Shortfalls (Monthly)                                                                                $0.00
(D) Servicing Fees Accrued During Prior months                                                                       $1,008,581.04
(E) Administration Fees Accrued During Prior months                                                                     $95,990.97
(F) Monthly Consolidation Loan Rebate Fee Accrued During Prior months                                                  $622,495.00

V. SERVICING FEE CALCULATION  -  Monthly, if Prior to July 2008 Quarterly Distribution
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(A) Pool Balance as of the End of the Collection Period                                                          $1,150,050,023.42
(B) Maximum Servicing Fee Rate (annualized, as percentage of outstanding pool balance)                                       0.60%
(C) Maximum Servicing Fee Amount (IV(A)*IV(B)/12)                                                                      $575,025.01
(D) Servicing Cost (uncapped servicing fee)                                                                            $508,270.04
(E) Servicing Fee Due (MIN(IV(C),IV(D)))                                                                               $508,270.04
(F) Servicing Fee Shortfall (IV(D)-IV(E))                                                                                    $0.00

IV. INTEREST RATE CALCULATION
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Determination of Net Expected Interest Collections
(A) Leap Year?                                                                                             Yes
(B) Days in Year                                                                                           366
(C) Actual Days in Interest Period                                                                          94
(D) Borrower Interest Accrued During Collection Period                                          $21,247,314.27
(E) Interest Subsidy Payments Accrued During Collection Period                                   $2,660,012.34
(F) SAP Accrued During Collection Period                                                         $2,357,270.91
(G) Reinvestment Earnings Accrued During Collection Period (VIII(A+B+C+D))                         $426,166.48
(H) Origination Fees Accrued During Collection Period (VIII(E))                                     $61,328.28
(I) Servicing and Administration Fees Accrued During Collection Period (III(D)+V(D)+VIII(D))     $1,660,760.80
(J) Monthly Consolidation Loan Rebate Fee Accrued During Collection Period                         $936,869.00
(K) Net Trust Swap Receipts                                                                                  -
(L) Net Trust Swap Payments                                                                                  -
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(M) Net Expected Interest Collections (IV(D+E+F+G-H-I-J+K-L)                                    $24,031,805.92
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(L) Adjusted Student Loan Rate ((IV(B)/IV(C))*IV(M)/(II(A))                                      N/A

(M) Interest Period Index Value - 3 Month LIBOR                                                  6.71250%
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  Class of Debt            Index Value             Spread            Stated Coupon       Adjusted Coupon         $ Interest
    Class A-1                6.71250%               0.11%               6.82250%            6.82250%              $5,509,073.99
    Class A-2                6.71250%               0.19%               6.90250%            6.90250%             $15,297,186.28
   Subordinate               6.71250%               0.55%               7.26250%            7.26250%                $796,454.17
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VARIOUS INPUTS
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VI. Cash Inputs
(A) Total Interest Collections (Including Liquidations, Not Including Recoveries)                             $13,212,874.69
(B) Total Principal Collections (Including Liquidations and Repurchased Contracts, Not Including Recoveries   $46,500,573.21
(C) SAP                                                                                                                $0.00
(D) Subsidy Payments                                                                                                   $0.00
(E) Recoveries (Principal and Interest) and Other Charges                                                              $0.00

VII. Other Servicer Inputs
(A) Accrued Interest to be Capitalized
      (i) Beginning Accrued Interest                                              $16,480,889.71
      (ii) Beginning Accrued Interest for Purchased (New and Serial) Loans           $402,935.81
      (iii) Negative Amortization                                                  $7,751,488.20
      (iv) Ending Accrued Interest                                                $16,988,214.86
      (v) Accrued Interest to be Capitalized (-i-ii+iii+iv)                        $7,855,877.54
(B) New Loans
      (i) Outstanding Balance                                                                                  $0.00
      (ii) Purchase Premium                                                                                    $0.00
(C) Serial Loans
      (i) Outstanding Balance                                                                         $27,429,648.74
      (ii) Purchase Premium                                                                              $411,793.82
(D) Consolidation Loans                                                                               $12,265,655.46

VIII. Inputs from Other Sources
(A) Collection Account Investment Income                                                                 $171,779.44
(B) Reserve Account Investment Income                                                                     $49,470.95
(C) Collateral Reinvestment Account Investment Income                                                    $204,916.09
(D) Delayed Delivery Student Loan Account Investment Income                                                    $0.00
(E) Administration Fee                                                                                   $143,909.72
(F) Loan Origination Fees                                                                                 $61,328.28
(G) Draw from Collection Account of Subsequent Monthly Collections                                             $0.00
(H) Transfer from Collection Account to the Collateral Reinvestment Account                           $46,500,573.21
(I) Draw from Collateral Reinvestment Account for Accrued Interest (VII(A)(v))                         $7,855,877.54
(J) Unpaid Purchase Premium Amounts                                                                            $0.00

FLOW OF PRINCIPAL AND LOSSES
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IX. Quarterly Flow of Loan Principal
(A) Student Loan Principal Collections
      (i) Regular Principal Collections                                                         $33,896,979.79
      (ii) Principal Collections from Guarantors                                                $12,603,593.42
      (iv) Loan Principal Repurchased by SMS                                                             $0.00
      (v) Loan Principal Repurchased by Servicer                                                         $0.00
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      (vi) Total Principal Collections (i+ii+iii+iv+v)                                          $46,500,573.21       $46,500,573.21
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(B) Student Loan Principal Additions
      (i) New Loan Additions / Prefunded Loan Additions                                                  $0.00
      (ii) Serial Loan Additions                                                                $27,429,648.74
      (iii) Consolidation Loan Additions                                                        $12,265,655.46
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      (iv) Total Principal Additions (i+ii+iii)                                                 $39,695,304.20       $39,695,304.20
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(C) Non-Cash Principal Adjustments
      (i) Realized Losses                                                                              $656.13
      (ii) Waived Principal/Other Adjustments                                                      $676,329.00
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      (iii) Total Non-Cash Principal Adjustments (i+ii)                                                                 $676,985.13
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(D) Accrued Interest to be Capitalized (VII(A)(v))                                                                    $7,855,877.54
(E) Net Reduction/(Increase) in Student Loan Principal Balance (IX(A(vi)-B(iv)+C(iii)-D))                              ($373,623.40)

X. QUARTERLY UNINSURED LOSS AND RECOVERIES REPORTING
(A) Realized Losses
      (i) Principal Amount (IX(C(i)))                                                                  $656.13
      (ii) Interest Amount                                                                         $218,903.44
      (iii) Total Realized Losses (i+ii)                                                                                $219,559.57
(B) Defaults This Quarter                                                                                            $13,324,017.18
(C) Current Year's Cumulative Defaults (II(G)+X(B))                                                                  $22,568,108.82
(D) Cumulative Defaults to Date (II(H)+X(B))                                                                         $22,568,108.82

XI. PORTFOLIO CHARACTERISTICS
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             Weighted Avg. Coupon        # of Loans              % of Total                 Principal Amount       % of Total
             September 30, 2000     September 30, 2000           September 30, 2000         September 30, 2000  September 30, 2000
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In-School             7.836%                    29,227              10.768%                       108,240,468.48        9.412%
In-Grace              7.905%                    12,973               4.780%                        47,445,549.01        4.126%
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Total Interim                                   42,200              15.548%                       155,686,017.49       13.537%
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Current Repayment     8.424%                  144,636               53.289%                       611,100,607.98       53.137%
31-60 Days Delinquent 8.473%                   11,696                4.309%                        49,908,655.55        4.340%
61-90 Days Delinquent 8.433%                    6,800                2.505%                        25,812,639.39        2.244%
91-120 Days Delinquent8.468%                    3,545                1.306%                        14,205,580.31        1.235%
120+ Days Delinquent  8.474%                   10,363                3.818%                        38,928,358.26        3.385%
Deferment             8.272%                   22,696                8.362%                       102,308,810.22        8.896%
Forbearance           8.326%                   29,481               10.862%                       152,099,354.22       13.225%
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Total Repayment                               229,217               84.452%                       994,364,005.93       86.463%
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Claims in Process     0.000%                  0.000%                 0.000%                                 0.00        0.000%
Aged Claims Rejected  0.000%                  0.000%                 0.000%                                 0.00        0.000%
Grand Total           8.326%                  271,417              100.000%                     1,150,050,023.42      100.000%
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XI. PORTFOLIO CHARACTERISTICS
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          FOUR YEAR SCHOOLS                     TWO YEAR SCHOOLS                      TECHNICAL SCHOOLS          OTHER
    GSL-Sub GSL-UnsubPLUS SLS      ConsolGSL-SubGSL-UnsubPLUS SLS ConsolGSL-SubGSL-UnsubPLUS SLS ConsolGSL-SubGSL-Unsub PLUS SLS Con
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In-School     4.46% 3.85% 0.00% 0.00%  0.00% 0.28% 0.19% 0.00% 0.00% 0.00% 0.34% 0.28% 0.00% 0.00%0.00%0.00%0.00% 0.00% 0.00% 0.00%
In-Grace      1.81% 1.39% 0.00% 0.00%  0.00% 0.11% 0.07% 0.00% 0.00% 0.00% 0.42% 0.32% 0.00% 0.00%0.00%0.00%0.00% 0.00% 0.00% 0.00%
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Total Interim 6.27% 5.24% 0.00% 0.00%  0.00% 0.39% 0.26% 0.00% 0.00% 0.00% 0.76% 0.61% 0.00% 0.00%0.00%0.00%0.00% 0.00% 0.00% 0.00%
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Current Repay7.10% 3.45% 2.28% 0.16%  22.85%0.59% 0.30% 0.14% 0.01% 0.00% 6.45% 3.69% 5.92% 0.16%0.00%0.01%0.00% 0.00% 0.00% 0.01%
31-60Days Del0.60% 0.31% 0.12% 0.02%  1.73% 0.07% 0.04% 0.01% 0.00% 0.00% 0.69% 0.41% 0.31% 0.02%0.00%0.00%0.00% 0.00% 0.00% 0.00%
61-90Days Del0.38% 0.19% 0.05% 0.02%  0.70% 0.05% 0.03% 0.01% 0.00% 0.00% 0.41% 0.27% 0.13% 0.01%0.00%0.00%0.00% 0.00% 0.00% 0.00%
91-120Day Del0.16%t0.06% 0.02% 0.01%  0.46% 0.03% 0.01% 0.00% 0.00% 0.00% 0.25% 0.15% 0.08% 0.01%0.00%0.00%0.00% 0.00% 0.00% 0.00%
120+ Days Del0.44% 0.20% 0.04% 0.03%  1.14% 0.09% 0.04% 0.00% 0.00% 0.00% 0.76% 0.46% 0.16% 0.03%0.00%0.00%0.00% 0.00% 0.00% 0.00%
Deferment    2.38% 1.62% 0.24% 0.07%  2.78% 0.18% 0.10% 0.01% 0.00% 0.00% 0.80% 0.56% 0.11% 0.04%0.00%0.00%0.00% 0.00% 0.00% 0.00%
Forbearance  1.87% 1.16% 0.26% 0.06%  5.77% 0.19% 0.11% 0.01% 0.00% 0.00% 1.82% 1.31% 0.60% 0.05%0.00%0.00%0.00% 0.00% 0.00% 0.00%
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Total Repay 12.92% 6.98% 3.00% 0.37%  35.43%1.20% 0.64% 0.19% 0.02% 0.00%11.18% 6.85% 7.30% 0.32%0.00%0.01%0.01% 0.00% 0.00% 0.01%
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Claims in
Process      0.00% 0.00% 0.00% 0.00%  0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%0.00%0.00%0.00% 0.00% 0.00% 0.00%
Aged Claims
Rejected     0.00% 0.00% 0.00% 0.00%  0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%0.00%0.00%0.00% 0.00% 0.00% 0.00%
Grand Total 19.19%12.22% 3.00% 0.37% 35.43% 1.60% 0.90% 0.19% 0.02% 0.00%11.95% 7.46% 7.30% 0.32%0.00%0.01%0.01% 0.00% 0.00% 0.01%
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              Four Year  Two Year   Technical
                Schools  Schools     Schools Other  Total
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In-School        8.31%    0.48%  0.62%       0.00%  9.41%
In-Grace         3.20%    0.18%  0.75%       0.00%  4.13%
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Total Interim   11.51%    0.66%  1.37%       0.00% 13.54%
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Current Repay   35.85%    1.04% 16.23%       0.02% 53.14%
31-60 Days Del   2.78%    0.13%  1.44%       0.00%  4.34%
61-90 Days Del   1.34%    0.09%  0.81%       0.00%  2.24%
91-120 Days Del  0.70%    0.05%  0.49%       0.00%  1.24%
120+ Days Del    1.84%    0.14%  1.41%       0.00%  3.38%
Deferment        7.10%    0.30%  1.50%       0.00%  8.90%
Forbearance      9.11%    0.32%  3.79%       0.01% 13.23%
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Total Repayment 58.72%    2.06% 25.66%       0.03% 86.46%
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Claims in Process0.00%    0.00%  0.00%       0.00%  0.00%
Aged Claims Rej  0.00%    0.00%  0.00%       0.00%  0.00%
Grand Total     70.23%    2.72% 27.03%       0.03% 100.00%
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SUMMARY OF QUARTERLY CASH GENERATION AND USAGE

(A-Balance) Existing Cash in Collections Account                                                                               $0.00
(A) Total Interest Collections  (Including Liquidations, Not Including Recoveries) (VI(A))                            $13,212,874.69
(B) Total Principal Collections (Including Liquidations and Repurchased Contracts, Not Including Recoveries)(VI(B))   $46,500,573.21
(C) SAP (VI(C))                                                                                                                $0.00
(D) Subsidy Payments (VI(D))                                                                                                   $0.00
(E) Proceeds of Recoveries (VI(E))                                                                                             $0.00
(F) Draw from the Collateral Reinvestment Account for Accrued Interest (VIII(H))                                       $7,855,877.54
(G) Investment Earnings (VIII(A+B+C))                                                                                    $426,166.48
(H) Draw from Current Period's Collection Account in Prior Periods (II(M))                                                     $0.00
(I) Monthly Consolidation Loan Rebate Fee for Quarter (IV(J))                                                            $936,869.00
(J) Transfer from Collection Account to the Collateral Reinvestment Account (VIII(G))                                 $46,500,573.21
(K) Required Distributions
      (i) Servicing Fee Due                                                                          $1,516,851.08
      (ii) Administrative Fee Due                                                                      $143,909.72
      (iii) Class A-1 Noteholders' Interest Distribution Amount [Pro-Rata with (iv) and (v)]         $5,509,073.99
      (iv) Class A-2 Noteholders' Interest Distribution Amount [Pro-Rata with (iii) and (v)]        $15,297,186.28
      (v) Net Trust Swap Payment [Pro-Rata with (iii) and (iv)] [Receipt expressed as a Negative]            $0.00
      (vi) Subordinate Noteholders' Interest Distribution Amount                                       $796,454.17
      (vii) Principal Distribution Amount (to Senior Noteholders until paid-off, then to Sub. Noteholders)   $0.00
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      (viii) Total Required Distributions (i+ii+iii+iv+v+vi+vii)                                                      $23,263,475.24
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(L)Use of Existing Collections Account/Transfer from Collateral Reinvestment Account for Increase in Available Funds ($2,705,425.53)
      MIN(MIN(II(N),(MIN(0,(A(ABalance+A+B+C+D+E+F+G-H-I-J-K)))*-1))),F(A+B+C+D+E+F+G),0)
(M) Draw From Reserve Fund due to Insufficient Cash Available                                                                  $0.00
      MIN(MIN(II(N),(MIN(0,(A(ABalance+A+B+C+D+E+F+G-H-I-J-K)))*-1)))-A(L),0)
(N) Draw from Collection Account of Subsequent Monthly Collections (VIII(F))                                                   $0.00
(O) Total Amount Available for Distributions (A(ABalance+A+B+C+D+E+F+G-H-I-J+M+N))                                    $20,558,049.71

EARLY AMORTIZATION EVENT TRIGGERS                                                                                  (Yes = 1, No = 0)
(A) Has an Event of Default occurred under the Indenture?                                                                          0
(B) Has a Servicer Default occurred under the Servicing Agreement?                                                                 0
(C) Has an Administrator Default occurred under the Administration Agreement?                                                      0
(D) Has an event of insolvency occurred with respect to the Seller?                                                                0
(E) Has the Trust become subject to registration as an investment company under the
      Investment Company Act of 1940?                                                                                              0
(F) Has the percentage by principal balance of proprietary or vocational school loans
      exceeded 35% of the Pool Balance?                                                                                            0
      (i) Principal balance of proprietary or vocational school loans                               $342,426,001.37
      (ii) Percentage of proprietary or vocational school loans                                              29.77%
(G) Has the percentage by principal balance of student loans which are not in repayment
      and are not eligible for subsidy exceeded 50% of the Pool Balance?                                                           0
      (i) Principal balance of student loans which are not in repayment and are not eligible for
          subsidy                                                                                   $97,010,211.00
      (ii) Percentage of student loans which are not in repayment and are not eligible for subsidy            8.44%
(H) Has the Excess Spread for this Quarterly Payment Date and for the preceding Quarterly Payment
      Date fallen below .50%?  (Not applicable for the first Quarterly Payment Date)                                               0
(I) Arithmetic average of the Delinquency Percentage as of the end of two successive collection
      periods exceeds 20%                                                                                                          0
(J) Has an Early Amortization Event occured?                                            0         No.The Revolving Period continues.

DETERMINATION OF PRINCIPAL DISTRIBUTION AMOUNT
(A) Revolving Period? (Yes = 1,No = 0)                                                                                             1
(B) Required Principal Distribution Amount                                                                                     $0.00

DISTRIBUTIONS

DISTRIBUTIONS OF CASH
(A) Servicing Fee
      (i) Servicing Fee Due                                                                         $1,516,851.08
      (ii) Servicing Fee Paid                                                  $21,746,624.16       $1,516,851.08
      (iii) Unpaid Servicing Fee (i-ii)                                                                     $0.00
(B) Administration Fee
      (i) Administration Fee Due (VIII(D)+III(B)                                                      $143,909.72
      (ii) Administration Fee Paid                                              21,602,714.44         $143,909.72
      (iii) Unpaid Administration Fee (i-ii)                                                                $0.00
(C) Senior Note Interest and Net Trust Swap Payments
      (i) Class A-1 Noteholders' Interest Distribution Amount [Pro-Rata]                            $5,509,073.99
      (ii) Class A-2 Noteholders' Interest Distribution Amount [Pro-Rata]                          $15,297,186.28
      (ii) Net Trust Swap Payment [Pro-Rata]                                                                $0.00
      (ii) Senior Note Interest and Net Trust Swap Payments Paid                   796,454.17      $20,806,260.27
      (iii) Senior Note Interest Carryover Shortfall (i-ii)                                                 $0.00
      (iv) Senior Note Interest T-Bill Carryover Shortfall                                                  $0.00
(D) Subordinate Note Interest
      (i) Subordinate Noteholders' Interest Distribution Amount ((II(F)(i)+II(K))*IV(P)*IV(C)/IV(B))  $796,454.17
      (ii) Subordinate Note Interest Paid                                                0.00         $796,454.17
      (iii) Subordinate Note Interest Carryover Shortfall (i-ii)                                            $0.00
      (iv) Subordinate Note Interest T-Bill Carryover Shortfall                                             $0.00
(E) Senior Note Principal
      (i) Class A-1 Note Principal Due                                                                      $0.00
      (ii) Class A-1 Note Principal Paid                                                 0.00               $0.00
      (iii) Class A-1 Note Principal Shortfall                                                              $0.00
      (iv) Class A-2 Note Principal Due                                                                     $0.00
      (v) Class A-2 Note Principal Paid                                                  0.00               $0.00
      (vi) Class A-2 Note Principal Shortfall                                                               $0.00
(F) Subordinate Note Principal
      (i) Subordinate Notes Principal Due                                                                   $0.00
      (ii) Subordinate Notes Principal Paid                                              0.00               $0.00
      (iii) Subordinate Notes Principal Shortfall (i-ii)                                                    $0.00
(G) Purchase Premium
      (i) Purchase Premium Amounts Due                                                                      $0.00
      (ii) Purchase Premium Amounts Paid                                                  -                 $0.00
      (iii) Unpaid Purchase Premium Amounts                                                                 $0.00
(H) "Turbo" Principal
       (i) Class A-1 Note Principal                                                                         $0.00
      (ii) Class A-2 Note Principal                                                                         $0.00
      (iii) Subordinate Note Principal                                                                      $0.00
      (iv) Total "Turbo" Principal                                                                          $0.00
(I) Senior Note Interest T-Bill Carryover
      (i) Senior Note Interest T-Bill Carryover Due                                                         $0.00
      (ii) Senior Interest T-Bill Carryover Paid                                                            $0.00
      (iii) Senior Note Interest T-Bill Carryover Shortfall (i-ii)                                          $0.00
(J) Subordinate Note Interest T-Bill Carryover
      (i) Subordinate Note Interest T-Bill Carryover Due                                                    $0.00
      (ii) Subordinate Note Interest T-Bill Carryover Paid                                                  $0.00
      (iii) Subordinate Note Interest T-Bill Carryover Shortfall (i-ii)                                     $0.00
(K) Servicing Fee Shortfalls
      (i) Servicing Fee Shortfall Due (V(F)+III(E))                                                         $0.00
      (ii) Servicing Fee Shortfall Paid                                                                     $0.00
      (iii) Unpaid Servicing Fee Shortfall (i-ii)                                                           $0.00

RECONCILIATION OF BALANCES AND ADDITIONAL REPORTING REQUIREMENTS

RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Account Balance (II(N))                                                                                 $3,000,000.00
(B) Draw Due to Insufficient Funds (A(M)                                                                                      $0.00
(C) Required Account Balance                                                                                          $3,000,000.00
(D) Account Deposit/(Release)                                                                              0.00               $0.00
-----------------------------------------------------------------------------------------------------------------------------------
(E) Ending Account Balance (E(A-B+D))                                                                                 $3,000,000.00
-----------------------------------------------------------------------------------------------------------------------------------
RECONCILIATION OF COLLATERAL REINVESTMENT ACCOUNT
(A) Beginning Account Balance (II(O))                                                                                $11,952,029.15
(B) Deposit from Collection Account (VIII(G))                                                                        $46,500,573.21
(C) Deposit from Reserve Fund Release     (Deposit can be made only prior to Parity, during Revolving Period)                 $0.00
(D) Draw for Accrued Interest (VIII(H))                                                                               $7,855,877.54
(E) Draw for New Loans / Prefunding Loans (VII(B)(i+ii))                                                                      $0.00
(F) Draw for Serial Loans (VII(C)(i+ii))                                                                             $27,841,442.56
(G) Draw for Consolidation Loans (VII(D)(ii))                                                                        $12,265,655.46
(H) Transfer to Collection Account for Increase in Available Funds (A(L))                                             $2,705,425.53
(I) Ending Account Balance (F(A+B+C-D-E-F-G-H))                                                                       $7,784,201.27

RECONCILIATION OF COLLECTIONS ACCOUNT
(A) Beginning Account Balance                                                                                                 $0.00
(B) Ending Account Balance                                                                                                    $0.00
ADDITIONAL REPORTING REQUIREMENTS
(A)(i) Class A-1Notes Interest Rate                                          (3 Month LIBOR)                               6.82250%
(A)(ii) Class A-2Notes Interest Rate                                         (3 Month LIBOR)                               6.90250%
(B) Subordinate Notes Interest Rate                                          (3 Month LIBOR)                               7.26250%
(C) Cumulative New Loans/ Prefunded Loans This Quarter                                                                        $0.00
(D) Cumulative Serial Loans This Quarter                                                                             $27,429,648.74
(E) Cumulative Consolidation Loans This Quarter                                                                      $12,265,655.46
(G) Cumulative Accrued Interest to be Capitalized This Quarter, From Collateral Reinvestment Account                  $7,855,877.54
(H) Cumulative Accrued Interest to be Capitalized This Quarter, From Collections                                              $0.00
(I) Draw From Subsequent Collection Period (VIII(F))                                                                          $0.00
(J) Excess Available Funds Released to SMS                                                                                    $0.00

BOND AND POOL BALANCES AND FACTORS

--------------------------------------------------------------------------------
                   Beginning of Period         Activity            End of Period
--------------------------------------------------------------------------------
Total Bond Balance   $1,200,000,000.00             $0.00      $1,200,000,000.00
Total Bond Factor           1.00000000                 -             1.00000000
Pool Balance         $1,149,676,400.02       $373,623.40      $1,150,050,023.42
Pool Factor                 1.98426927      0.0006448505             1.98491412
--------------------------------------------------------------------------------

                                  Class A-1                                    Class A-2                      Subordinate
                   Beginning of Period   End of Period      Beginning of Period   End of Period   Beginning of Period End of Period

Note Balance       $309,250,000.00       $309,250,000.00    $848,750,000.00       $848,750,000.00 $42,000,000.00     $42,000,000.00
Note Factor          1.00000000000         1.00000000000      1.00000000000         1.00000000000  1.00000000000      1.00000000000
Note Shortfall               $0.00                 $0.00              $0.00                 $0.00          $0.00              $0.00
-----------------------------------------------------------------------------------------------------------------------------------

REMITTANCE REPORT SUMMARY

(i) The amount of the distribution allocable to principal for the:
      (a) Class A-1 Notes                                                                    (1a)                              $0.00
      (b) Class A-2 Notes                                                                    (1b)                              $0.00
      (c) Subordinate Notes                                                                  (1c)                              $0.00

(ii) The amount of the distribution allocable to interest for the:
      (a) Class A-1 Notes (For Quarter)                                                      (2a)                      $5,509,073.99
      (b) Class A-2 Notes (For Quarter)                                                      (2b)                     $15,297,186.28
      (c) Subordinate Notes (For Quarter)                                                    (2c)                        $796,454.17

(iii) The interest rates for the:
      (a) Class A-1 Notes (Quarterly)                                       (3a)                                            6.82250%
      (b) Class A-2 Notes (Quarterly)                                       (3b)                                            6.90250%
      (c) Subordinate Notes (Quarterly)                                     (3c)                                            7.26250%

(iv) The Pool Balance as of the close of business on the last day of the Collection Period   (4)                  $ 1,150,050,023.42

(v) The ending aggregate outstanding principal balance for the:
      (a) Class A-1 Notes                                                                    (5a)                    $309,250,000.00
      (b) Class A-2 Notes                                                                    (5b)                    $848,750,000.00
      (c) Subordinate Notes                                                                  (5c)                     $42,000,000.00

(vi) The ending outstanding bond factors for the:
      (a) Class A-1 Notes                                                                    (6a)                         1.00000000
      (b) Class A-2 Notes                                                                    (6b)                         1.00000000
      (c) Subordinate Notes                                                                  (6c)                         1.00000000

(vii) The amount of the Servicing Fee
      Paid for Month 1                                                                                                   $502,557.64
      Paid for Month 2                                                                                                   $506,023.40
      Paid for Month 3                                                                                                   $508,270.04
      (a) Paid for the Quarter                                                               (7a)                      $1,516,851.08
      (b) Unpaid for the Quarter                                                             (7b)                              $0.00

(viii)  The amount of the Administration Fee
      Paid for Month 1                                                                                                    $48,032.63
      Paid for Month 2                                                                                                    $47,958.34
      Paid for Month 3                                                                                                    $47,918.75
      (a) Paid for the Quarter                                                               (8a)                        $143,909.72
      (b) Unpaid for the Quarter                                                             (8b)                              $0.00

(ix) The amount of Monthly Consolidation Loan Rebate Fee
      Paid for Month 1                                                                                                    310,246.00
      Paid for Month 2                                                                                                    312,249.00
      Paid for Month 3                                                                                                    314,374.00
      (a) Paid for the Quarter                                                               (9a)                        $936,869.00

(x) The amount of aggreate Realized Losses for the Collection Period                         (10)                        $219,559.57

PREPAYMENT HISTORY AND CPRs
----------------------------------------------------------------------

       Distribution           Actual            Since Issued
           Date           Pool Balance              CPR
----------------------------------------------------------------------
             Apr-00        1,139,252,814            n/a
             Jul-00        1,149,676,400            n/a
             Oct-00        1,150,050,023            n/a
                                                    n/a
----------------------------------------------------------------------

** rate not reported during initial reporting period since moving average cannot be established


USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator




/CHERYL E. WATSON/
Cheryl E. Watson
Senior Vice President and CFO

                                                  SMS STUDENT LOAN TRUST 2000-A
                           ADMINISTRATOR'S CERTIFICATE

In accordance with Section 2(g) of the Administration Agreement dated as of January 1, 2000, among SMS STUDENT LOAN TRUST 2000-A, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator, hereby certify the following statement to Noteholders:

Quarterly Payment Date:                                        October 30, 2000

     (i)    Amount of principal being paid or distributed:
            (a)      Class A-1                                 $0.00  *             $0.00  * per $1,000 original principal
                                                                                           amount of Notes
            (b)      Class A-2                                 $0.00  *             $0.00  * per $1,000 original principal
                                                                                           amount of Notes
            (c)      Subordinate                               $0.00  *             $0.00  * per $1,000 original principal
                                                                                           amount of Notes
* Portion of each sum amount attributable to Reserve Account Excess:                $0.00
     (ii)   Amount of interest being paid or distributed:
            (a)      Class A-1                         $5,509,073.99                $0.02  per $1,000 original principal
                                                                                           amount of Notes
            (b)      Class A-2                        $15,297,186.28                $0.02  per $1,000 original principal
                                                                                           amount of Notes
            (c)      Subordinate                         $796,454.17                $0.02  per $1,000 original principal
                                                                                           amount of Notes
     (iii)  Amount of Senior Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining (if any):

            (a)      Distributed:                              $0.00                $0.00  per $1,000 original principal
                                                                                          amount of Notes
            (b)      Balance:                                  $0.00                $0.00  per $1,000 original principal
                                                                                          amount of Notes
     (iv)   Amount of Subordinate Noteholders' Interest Basis Carryover being paid or distributed (if any) and amount remaining
            (if any):
            (a)      Distributed:                              $0.00                $0.00  per $1,000 original principal
                                                                                           amount of Notes
            (b)      Balance:                                  $0.00                $0.00  per $1,000 original principal
                                                                                           amount of Notes

     (v)    Pool Balance at end of related Collection Period:                                                    $1,150,050,023.42
     (vi)   After giving effect to distributions on this Quarterly Payment Date:
           (a)       (1) outstanding principal amount of Class A-1 Notes:                                         $309,250,000.00
                     (2) Class A-1 Note Pool Factor:                                                                      1.00000
           (b)       (1) outstanding principal amount of Class A-2 Notes:                                         $848,750,000.00
                     (2) Class A-2 Note Pool Factor:                                                                      1.00000
           (c)       (1) outstanding principal amount of Subordinate Notes:                                        $42,000,000.00
                     (2) Subordinate Note Pool Factor:                                                                    1.00000

    (vii)  Applicable Note Rate:
           In general:
                      (1) Three-month LIBOR for the LIBOR Reset Period since the previous Quarterly Payment Date was     6.71250%
                      (2) the Adjusted Student Loan Rate for such Quarterly Interest Period was                               N/A
                    Class A-1 Note Rate                     6.82250%                      (based on LIBOR rate)
                    Class A-2 Note Rate                     6.90250%                      (based on LIBOR rate)
                    Subordinate Note Rate:                  7.26250%                      (based on LIBOR rate)

     (viii) Amount of Servicing Fee for related  Collection  Period  including a breakdown of the  components of the Servicing  Fee attributable  to each of the items  specified in clauses  II(I) through (ix) of Section 3.06 of the Servicing
            Agreement  and the amount of any  Servicing  Fee  Shortfall  for such  quarterly Payment  Date  and for each  Monthly
            Payment  Date  following  the  immediately preceding Quarterly Payment Date:                               $1,516,851.08

    (ix)   Amount of Administration Fee for related Collection Period:                                                   $143,909.72
                                     $ 0.00  per $1,000 original principal amount of Notes
     (x)    the Trust Swap Payment Amount paid to the Swap Counterparty on such Quarterly Payment Date:                        $0.00
            the amount of any Net Trust Swap Payment Carryover Shortfall for such Quarterly Payment Date:                      $0.00
            the Trust Swap Receipt Amount paid ot the Trust on such Quarterly Payment Date:                                    $0.00
            the Net Trust Swap Receipt Carryover Shortfall for such Quarterly Payment Date:                                    $0.00
     (xi)   Aggregate amount of Realized Lossess (if any) for the related Collection Period:                             $219,559.57
     (xii)  Finance Student Loans delinquent at end of related Collection period
                                     32,404  number of delinquent loans
                            $128,855,233.51  aggregate unpaid principal balance of delinquent loans
     (xiii) Withdrawal from Reserve Account on related Quarterly Payment Date (other than Reserve
            Account Excess) and on any Monthly Payment Date since the preceding Quarterly Payment Date
            (list each withdrawal separately):                                                                                 $0.00
            Purpose: n/a
            Reserve Account Excess on related Quarterly Payment Date                                                           $0.00
            Principal balance of Notes to be paid to reach Parity Date                                                $49,949,976.58
    (xix)  Deposits to Collateral Reinvestment Account during related Collection Period:                              $46,500,573.21
            Amount to be depositied on related Quarterly Payment Date:                                                         $0.00
            Withdrawal from Collateral Reinvestment Account during related Collection Period:                         $47,962,975.56
            Amount in the Reserve Account (after giving effect to (xiii)):                                             $3,000,000.00
     (x)    Amount in the Collateral Reinvestment Account (after giving effect to (xx)):                               $7,784,201.27
     (xi)   Consolidation Loans:
                                         478 loans with aggregate principal balance of
                             $12,265,655.46  were origianated during related Collection Period
                             $12,265,655.46  withdrawal from Collateral Reinvestment Account to fund the origination of Consolidation Loans during related Collection
                                            Period.
     (xvii) Add-on Consolidation Loans:
                                           0  loans with aggregate principal balance of
                                       $0.00  were added to the principal balance of a Consolidation Loan
                                       $0.00  withdrawal from Collateral Reinvestment Account to fund the addition of the principal balancers of Add-on Consolidation
                                              Loans during the related Collection Period
     (xiii) Serial Loans
                                      7,493  loans
                             $27,429,648.74  aggregate principal balance
                                 411,793.82  (portion represented by Purchase Premium Amounts)
                                             were purchased during the related Collection Period.
     (xiv)  New Loans:                    0  loans
                                      $0.00  aggregate principal balance
                                      $0.00  (portion represented by Purchase Premium Amounts)
                                             were purchased during the related Collection Period).

     (xv)   Withdrawl from the Delayed Delivery Loan Funding Account during the related Collection Period:                    $0.00
     (xvi)  Amount in the Delayed Delivery Loan Funding Account (after giving effect to (xv):                                 $0.00
     (xvii) Financed Student Loans in the followign categories as of the end of the related Collection Period:

                                        Weighted Average        Number of                Principal
                                         Interest Rate            Loans                   Balance
     Status Type:
     In-School                                7.84%               29,227               $108,240,468.48
     Grace                                    7.91%               12,973                $47,445,549.01
     Repayment                                8.42%              144,636               $611,100,607.98
     Forbearance                              8.33%               29,481               $152,099,354.22
     Deferment                                8.27%               22,696               $102,308,810.22
     Delinquencies                            8.46%               32,404               $128,855,233.51
     Claims Filed Awaiting Pyament            0.00%                0.00                          $0.00
                                              8.33%              271,417             $1,150,050,023.42
     Delinquencies:
     30-60 Days                               8.47%               11,696                $49,908,655.55
     61-90 Days                               8.43%                6,800                $25,812,639.39
     91-120 Days                              8.47%                3,545                $14,205,580.31
     More than 120 Days Delinquent            8.47%               10,363                $38,928,358.26
     Claims Filed Awaiting Payment            0.00%                0.00                          $0.00
                                              8.46%               32,404               $128,855,233.51
     Loan Type:
     Stafford Loans                           8.19%              210,635               $613,454,073.22
     SLS Loans                                9.55%                2,733                 $8,187,503.93
     PLUS Loans                               9.03%               32,719               $120,780,867.45
     Consolidation Loans                      8.30%              25,330                $407,627,578.82
                                              8.33%              271,417             $1,150,050,023.42
     School Type:
     Traditional                              8.27%              140,207              $ 807,624,022.05
     Vocational/Proprietary                   8.46%             131,210               $ 342,426,001.37
                                              8.33%              271,417            $ 1,150,050,023.42

                          SMS STUDENT LOAN TRUST 2000-A
                              OFFICERS' CERTIFICATE

In accordance with Section 11.02 of the Indenture dated as of January 1, 2000, between SMS Student Loan Trust 2000-A, a Delaware trust (the "Issuer") and BANKERS TRUST COMPANY, a New York banking corporation, as trustee and not in its individual capacity (the "indenture Trustee") (such Indenture herinafter referred to as the "Indenture"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator and for purposes of the certificate required of the Issuer under Section 11.01(b)(v) of the Indenture, herby certify that (i) all dispositions of Collateral described in clauses (A) and (B) of Section 11.01(b)(v) of the Indenture that occurred during the immediately preceding three calendar months were in the ordinary course of the Issuer's business and (ii) the proceeds therof were applied in accordance with the Basic Documents.

Terms used herin and not specifically herin defined shall have the meaning ascribed to them in the Indenture.


In witness whereof, the undersigned have signed their names on behalf of the Corporation on October 25, 2000.

USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator


/CHERYL E. WATSON/
----------------------------------------
Cheryl E. Watson
Senior Vice President & Chief Financial Officer


/STEPHEN W. CLINTON/
----------------------------------------
Stephen W. Clinton
Chairman of the Board, President and CEO